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                                                                   EXHIBIT 10.17


                                  AMENDMENT TO
                               STOCK OPTION PLANS
                           OF THE CONCOURS GROUP, INC.



         This AMENDMENT ("Amendment") to the 1997 Employee Stock Option Plan, the 1998 Employee Stock Option Plan, the 1998 European Equity Compensation Plan, the 1999 Employee Stock Option Plan, the 2000 Employee Stock Option Plan, the 2000 International Equity Compensation Plan, and the 2000 Senior Executive Plan of The Concours Group, Inc. (collectively, the "Plans") is effective as of March 17, 2000. All capitalized terms used and not defined herein shall have the meaning set forth in the Plans.

         WHEREAS, the Board of Directors of The Concours Group, Inc. (the "Company") previously adopted the Plans;

         WHEREAS, the Company's stockholders approved the Plans by unanimous written consent; and

         WHEREAS, effective March 17, 2000, the Company's Board of Directors approved an amendment to the Plans to modify the definition of "Eligible Persons" thereunder;

         NOW, THEREFORE, be it resolved, that the Plans are hereby amended as follows:

         1. The definition of "Eligible Person(s)" under the 1997 Employee Stock Option Plan, the 1998 Employee Stock Option Plan, the 1999 Employee Stock Option Plan, the 2000 Employee Stock Option Plan, and the 2000 Senior Executive Plan of The Concours Group, Inc. shall be replaced with the following:

                           "ELIGIBLE PERSON(S)" shall mean those persons who are
                           (i) under written contract (a "Consulting Contract") with the Company or a Subsidiary to provide consulting or advisory services to the Company or a Subsidiary (a "Consultant") or (ii) Employees.

         2. The definition of "Eligible Person(s)" under the 1998 European Equity Compensation Plan and the 2000 International Equity Compensation Plan shall be replaced with the following:

                           ELIGIBLE PERSON(S)" in countries other than the United Kingdom and France shall mean those persons who are (i) under written contract, unless otherwise approved by the Committee (a "Consulting Contract"), with the Company or a Subsidiary to provide consulting or advisory services to the Company or a Subsidiary (a "Consultant") or (ii) Employees.


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                           "ELIGIBLE PERSON(S)" in the United Kingdom shall mean
                           those persons who are Employees.

                           "ELIGIBLE PERSON(S)" in France shall mean those persons who are (i) Consultants under a Consulting Contract with the Company or a Subsidiary or (ii) Employees.

         3. The definition of "Employee(s)" under the 1998 European Equity Compensation Plan and the 2000 International Equity Compensation Plan shall be replaced with the following:

                           "EMPLOYEE(S)" shall mean those persons who are employees of the Company or who are employees of any Subsidiary and shall include employee- executive directors of the Company or a Subsidiary.

         4. Except as otherwise provided in this Amendment, the terms and conditions of the Plans shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, this Amendment is executed effective as of the date first above written.

                                    THE CONCOURS GROUP, INC.


                                    By:
                                        ----------------------------------------
                                             Ron Christman, President